                                 EXHIBIT 10.1

                             OMNIPOINT CORPORATION

                                 $205,000,000
                         11 1/2% Senior Notes due 2009

                              PURCHASE AGREEMENT

Lehman Brothers Inc.
Barclays Capital Inc.
c/o Lehman Brothers Inc.                                    September 17, 1999
Three World Financial Center
New York, New York  10285

Ladies and Gentlemen:

          Omnipoint Corporation, a Delaware corporation (the "Company"),
                                                              -------
proposes to issue and sell (the "Initial Placement") to each of Lehman Brothers
                                 -----------------
Inc. ("Lehman Brothers") and Barclays Capital Inc. ("Barclays" and, together
       ---------------                               --------
with Lehman Brothers, the "Initial Purchasers"), $205,000,000 aggregate
                           ------------------
principal amount of the Company's 11 1/2% Senior Notes due 2009 (the "Notes"
                                                                      -----
and, together with the Exchange Notes (as defined below), the "Securities"), to
                                                               ----------
be issued pursuant to an Indenture, dated as of the Closing Date (the "Indenture"), between the Company and HSBC Bank USA, as trustee (the "Trustee").
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Capitalized terms used herein shall have the meanings specified therefor in the
Final Memorandum (as defined below).

          The Notes will be offered and sold without being registered under the Securities Act of 1933, as amended (the "Securities Act"), in reliance on
                                         --------------
exemptions therefrom.

          The Initial Purchasers and the Company will enter into a Registration Rights Agreement, to be dated as of the Closing Date (the "Registration Rights
                                                           -------------------
Agreement") to be substantially in the form attached hereto as Exhibit A.
---------

          In connection with the offer of the Notes, the Company has prepared a preliminary offering memorandum, dated September 8, 1999 (the "Preliminary
                                                               -----------
Memorandum") and a final offering memorandum, dated September 17, 1999 (the
----------
"Final Memorandum" and together with the Preliminary Memorandum, the "Offering
-----------------                                                     --------
Documents") setting forth or including a description of the terms of the Notes,
---------
the terms of the offering, a description of the Company and any material developments relating to the Company occurring after the date of the most recent financial statements included therein.

          1. Representations, Warranties and Agreements of the Company. The Company represents and warrants to, and agrees with the Initial Purchasers that:

               (a) The Preliminary Memorandum as of its date did not, and the Final Memorandum at the date hereof, does not, and at the Closing Date (as defined), will not, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this Section 1(a) do not apply to statements or omissions in the Offering Documents based upon information furnished to the Company in writing by or on behalf of the Initial Purchasers expressly for use therein. To the best knowledge of the Company, no order preventing the use of any of the Offering Documents, or any amendment or supplement thereto, or any order asserting that any of the transactions contemplated by this Agreement are subject to the registration requirements of the Securities Act or any state securities or blue sky laws has been issued.

               (b) Assuming (i) that the representations and warranties of the Initial Purchasers in Sections 3 and 6 hereof are true and correct and
          (ii) compliance by the Initial Purchasers with the covenants set forth in Sections 3 and 6 hereof, the purchase and resale of the Notes pursuant hereto is exempt from the registration requirements of the Securities Act and is not required to qualify the Indenture under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"),
                                                        -------------------
          and the rules and regulations of the Commission applicable to an indenture which is qualified thereunder.

               (c) The Company and each of its subsidiaries (as defined in
          Section 16) have been duly incorporated and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation, are duly qualified to do business and are in good standing as foreign corporations in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, except where the failure to be so qualified would not reasonably be expected to have a material adverse effect on the consolidated financial position, stockholder's equity, results of operations, business or property of the Company and the subsidiaries of the Company taken as a whole (a "Material Adverse Effect"), and have all power and authority
                    -----------------------
          necessary to own or hold their respective properties and to conduct the businesses in which they are engaged.

               (d) The Company has an authorized capitalization as set forth in the Final Memorandum in the column entitled "Actual" under the caption "Capitalization" (and on the Closing Date will have the authorized capitalization so set forth therein as of that date), and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable; and all of the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued and are fully paid and non-assessable and are owned directly or indirectly by the Company (except for 549 shares of common stock of Omnipoint Communications, Inc., which are owned by a third-party and which are described in the Final Memorandum), free and clear of all liens, encumbrances, equities or claims (other than pledges of the stock of subsidiaries pursuant to financing agreements to which the Company or one or more of its subsidiaries is a party and which are described in the Final Memorandum).

               (e) This Agreement has been duly authorized, executed and delivered by the Company and (assuming due execution and delivery by the Initial Purchasers), constitutes a valid and binding agreement of the Company enforceable against the Company in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) or an implied covenant of good faith and fair dealing, and except that rights to indemnification and contribution thereunder may be limited by federal or state securities laws or public policy relating thereto.

               (f) The Registration Rights Agreement has been duly authorized by the Company, and when duly executed by the proper officers of the Company (assuming due execution and delivery by the Initial Purchasers) and delivered by the Company will constitute a valid and binding agreement of the Company enforceable against the Company in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) or an implied covenant of good faith and fair dealing, and except that rights to indemnification and contribution thereunder may be limited by federal or state securities laws or public policy relating thereto.

               (g) The Indenture has been duly authorized by the Company, and when duly executed by the proper officers of the Company (assuming due execution and delivery by the Trustee) and delivered by the Company will constitute a valid and binding agreement of the Company enforceable against the Company in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) or an implied covenant of good faith and fair dealing, and except that (A) rights to indemnification and contribution thereunder may be limited by federal or state securities laws or public policy relating thereto and (B) to the extent that a waiver of rights or defenses under applicable usury laws may be unenforceable. On the Closing Date, the Indenture will conform in all material respects to the requirements of the Trust Indenture Act, and the rules and regulations of the Commission applicable to an indenture which is qualified thereunder. The Offering Documents contain a summary of the terms of the Indenture, which is accurate in all material respects.

               (h) The Notes have been duly authorized by the Company, and, when duly executed, authenticated, issued and delivered as contemplated in the Indenture, and paid for by the Initial Purchasers in accordance with the terms of this Agreement, will be duly and validly issued and outstanding, and will constitute valid and binding obligations of the Company entitled to the benefits of the Indenture and enforceable in accordance with their terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) or an implied covenant of good faith and fair dealing, and except to the extent that a waiver of rights or defenses under applicable usury laws may be unenforceable.

               (i) The Company's 11 1/2% Senior Notes due 2009 that may be issued in exchange for the Notes pursuant to the Registration Rights Agreement (the "Exchange Notes") have been duly authorized by the
                          --------------
          Company, and, when duly executed, authenticated, issued and delivered as contemplated in the Indenture to the holders of Notes who acquire such Exchange Notes pursuant to the exchange offer contemplated by the Registration Rights Agreement, will be duly and validly issued and outstanding, and will constitute valid and binding obligations of the Company entitled to the benefits of the Indenture and enforceable in accordance with their terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) or an implied covenant of good faith and fair dealing, and except to the extent that a waiver of rights or defenses under applicable usury laws may be unenforceable.

               (j) The execution, delivery and performance of this Agreement, the Registration Rights Agreement and the Indenture by the Company and the consummation of the transactions contemplated hereby and thereby, and the issuance and delivery of the Securities, (i) will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, except for such conflicts, breaches or violations that, individually or in the aggregate, would not have a Material Adverse Effect, (ii) nor will such actions result in any violation of the provisions of the charter or by-laws of the Company or any of its subsidiaries, (iii) nor will such actions result in any violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets, except for such violations that, individually or in the aggregate, would not have a Material Adverse Effect, and (iv) except for such consents, approvals, authorizations, registrations or qualifications as may be required (x) under applicable state securities laws in connection with the purchase and sale of the Notes by the Initial Purchasers, or (y) under applicable federal or state securities laws in connection with the delivery of the Exchange Notes, or the registration of the Securities pursuant to any shelf registration statement, in each case as contemplated by the Registration Rights Agreement, no consent, approval, authorization or order of, or filing or registration with, any court or governmental agency or body is required for the execution, delivery and performance of this Agreement, the Registration Rights Agreement and the Indenture by the Company and the consummation of the transactions contemplated hereby and thereby, and the issuance of the Securities.

               (k) Neither the Company nor any of its subsidiaries has sustained, since the date of the latest audited financial statements included in the Final Memorandum, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Final Memorandum; and, since such date, there has not been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Final Memorandum.

               (l) The financial statements (including the related notes and supporting schedules) included in the Offering Documents present fairly the financial condition and results of operations of the entities purported to be shown thereby, at the dates and for the periods indicated, and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved (except that the unaudited financial statements may be subject to normal year-end adjustments). The other financial and statistical data related to the Company set forth in the Offering Documents (and any amendment or supplement thereto) is, in all material respects, accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Company. The industry, customer and statistical data and estimates, and the information relating to VoiceStream Wireless Corporation ("VoiceStream") and VoiceStream Wireless Holding
                                 -----------
          Corporation ("Holdings"), included in the Offering Documents are based
                        --------
          on or derived from sources that the Company believes are reliable and accurate in all material respects.

               (m) PricewaterhouseCoopers LLP, who have audited certain financial statements of the Company, whose report appears in the Offering Documents and who have delivered the initial letter referred to in Section 8(e) hereof, are independent public accountants as required by the Securities Act and the rules and regulations promulgated thereunder (the "Rules and Regulations").
                                       ---------------------

               (n) The Company and each of its subsidiaries own or possess adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights and licenses necessary for the conduct of their respective businesses and have no reason to believe that the conduct of their respective businesses will conflict with, and have not received any notice of any claim of conflict with, any such rights of others.

               (o) The Company and each of its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except for those liens granted under debt agreements described in the Final Memorandum or such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries or as permitted by the Indenture; and all real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases, with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries.

               (p) There are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property or asset of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, might have a Material Adverse Effect; and to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

               (q) No relationship, direct or indirect, exists between or among the Company on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company on the other hand, except as disclosed in the Final Memorandum under the caption "Certain Relationships and Related Transactions."

               (r) Since the date as of which information is given in the Final Memorandum through the date hereof, and except as may otherwise be disclosed in the Final Memorandum, the Company has not (i) issued or granted any securities, (ii) incurred any liability or obligation, direct or contingent, other than liabilities and obligations which were incurred in the ordinary course of business, (iii) entered into any transaction not in the ordinary course of business or (iv) declared or paid any dividend on its capital stock.

               (s) Neither the Company nor any of its subsidiaries (i) is in violation of its charter or by-laws, (ii) is in default in any material respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject, including, without limitation, operating agreements or (iii) is in violation in any material respect of any law, ordinance, governmental rule, regulation or court decree to which it or its properties or assets may be subject or has failed to obtain any material license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its property or assets or to the conduct of its business.

               (t) Neither the Company nor any of its subsidiaries, nor any director, officer, agent, employee or other person associated with or acting on behalf of the Company or any of its subsidiaries, has used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

               (u) Neither the Company nor any subsidiary of the Company is, or will be after the offering of the Notes and the use of proceeds therefrom, an "investment company" within the meaning of such term under the Investment Company Act of 1940, as amended, and the rules and regulations of the Securities and Exchange Commission (the

          "Commission") thereunder (the "Investment Company Act").
          -----------                    ----------------------

               (v) Neither the Company nor any of the affiliates of the Company (each, as defined in Rule 501(b) of Regulation D under the Securities Act, an "Affiliate") has directly, or through any agent (other
                   ---------
          than the Initial Purchasers in connection with this Agreement), (i) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities
          Act) which is or will be integrated with the sale of the Notes in a manner that would require the registration under the Securities Act of the Notes, or (ii) engaged or will engage in any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) in connection with the offering of the Notes, or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act.

               (w) There are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any debt securities of the Company or any of its subsidiaries owned or to be owned by such person or to require the Company to include any securities of the Company in any securities being registered pursuant to any registration statement to be filed under the Securities Act pursuant to the Registration Rights Agreement.

               (x) No labor disturbance by the employees of the Company exists or, to the knowledge of the Company, is imminent which might be expected to have a Material Adverse Effect.

               (y) Neither the Company nor any of its subsidiaries has violated any safety or similar law applicable to its business, nor any federal or state law relating to discrimination in the hiring, promotion or pay of employees nor any applicable federal or state wages and hours laws, except for violations that, individually or in the aggregate, would not have a Material Adverse Effect. The Company is in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"); no "reportable event" (as defined in ERISA) has
                       -----
          occurred with respect to any "pension plan" (as defined in ERISA) for which the Company would have any liability; the Company has not incurred and does not expect to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any "pension plan" or (ii) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the "Code"); and each "pension plan" for which the Company would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and to the best knowledge of the Company nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

               (z) There has been no storage, disposal, generation, manufacture, refinement, transportation, handling or treatment of toxic wastes, medical wastes, hazardous wastes or hazardous substances by the Company or any of its subsidiaries (or, to the knowledge of the Company, any of their predecessors in interest) at, upon or from any of the property now or previously owned or leased by the Company or its subsidiaries in violation of any applicable law, ordinance, rule, regulation, order, judgment, decree or permit or which would require remedial action under any applicable law, ordinance, rule, regulation, order, judgment, decree or permit, except for any violation or remedial action which would not have, or could not be reasonably likely to have, singularly or in the aggregate with all such violations and remedial actions, a Material Adverse Effect; there has been no material spill, discharge, leak, emission, injection, escape, dumping or release of any kind onto such property or into the environment surrounding such property of any toxic wastes, medical wastes, solid wastes, hazardous wastes or hazardous substances due to or caused by the Company or any of its subsidiaries or with respect to which the Company or any of its subsidiaries have knowledge; and the terms "hazardous wastes", "toxic wastes", "hazardous substances" and "medical wastes" shall have the meanings specified in any applicable local, state, federal and foreign laws or regulations with respect to environmental protection.

               (aa) The Company has filed (or has had filed on its behalf) all federal, state and local income and franchise tax returns (or extensions relating thereto) required to be filed through the date hereof under applicable law, other than those filings being contested in good faith by appropriate proceedings promptly instituted and diligently concluded, provided that any reserve or other appropriate provision as shall be required in conformity with generally accepted accounting principles shall have been made therefor, and has paid all taxes due thereon, and no tax deficiency has been determined adversely to the Company or any of its subsidiaries which has had (nor does the Company have any knowledge of any tax deficiency which, if determined adversely to the Company or any of its subsidiaries, might have) a Material Adverse Effect.

               (bb) Except as would not have a Material Adverse Effect, (i) the Company and its subsidiaries, have (A) such permits, licenses, franchises and authorizations of governmental or regulatory authorities (federal, foreign, state or local) ("Permits") as are
                                                           -------
          necessary to own, lease and operate their properties and to conduct their businesses as presently conducted, and (B) fulfilled and performed all of their material obligations with respect to the Permits, and (ii) no event has occurred that would allow, or after notice or lapse of time would allow, revocation or termination of any Permit or that would result in any other material impairment of the rights granted to the Company or any of its subsidiaries under any Permit, and the Company has no reason to believe that any governmental body or agency is considering limiting, suspending or revoking any Permit.

               (cc) The Company and each of its subsidiaries carry, or are covered by, insurance in such amounts and covering such risks as is adequate for the conduct of their respective businesses and the value of their respective properties and as is customary for companies engaged in similar businesses in similar industries.

               (dd) The Company and its subsidiaries (i) make and keep accurate books and records and (ii) maintain a system of internal accounting controls sufficient to provide assurance that: (A) transactions are executed in accordance with management's general or specific authorizations; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (C) access to assets is permitted only in accordance with management's authorization and (D) the recorded and reported accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect thereto.

               (ee) When the Notes are issued and delivered pursuant to this Agreement, the Notes will not be of the same class (within the meaning of Rule 144A under the Securities Act) as securities of the Company that are listed on a national securities exchange registered under
          Section 6 of the Securities Exchange Act of 1934, as amended (the

          "Exchange Act"), or that are quoted in a United States automated
          -------------
          inter-dealer quotation system.

               (ff) As of the date hereof and as of the Closing Date, the Company is not a party in interest or disqualified person (as those terms are defined in Section 3(14) of ERISA and Section 4975 of the Code respectively) with respect to any employee benefit plans other than employee benefit plans sponsored by the Company or any of its subsidiaries and covering employees of the Company or any of its subsidiaries.

               (gg) All licenses and authorizations issued by the Federal Communications Commission ("FCC") and state authorities governing telecommunications matters (the "Licenses") required for the operation of the business of the Company and its subsidiaries are in full force and effect there are no pending modifications, amendments or revocation proceedings which would adversely affect the operation of any of the telecommunications business currently owned by the Company and its subsidiaries (the "Businesses") except (i) in connection with the Reorganization Agreement (as defined herein) and the transactions contemplated thereby and to be consummated in connection therewith and
          (ii) the petitions by QUALCOMM Incorporated and National Telecom PCS, Inc., to deny the transfer of, and/or to revoke, eleven of the Company's licenses, including the Company's NY MTA license, all as described in the Final Memorandum (the "Petitions"). Based on advice from outside legal counsel, the Company believes that the Petitions are meritless and that the Company has valid legal defenses to such Petitions. All fees due and payable to governmental authorities pursuant to the rules governing Licenses have been paid. Except with respect to the Petitions described above, no event has occurred with respect to the Licenses held by the Company, or its respective subsidiaries, which, with the giving of notice or the lapse of time or both, would constitute grounds for revocation of any Licenses. Each of the Company and its subsidiaries is in compliance in all material respects with the terms of the Licenses, as applicable, and there is no condition, event or occurrence existing, nor is there any proceeding being conducted of which the Company has received notice, nor, to the Company's knowledge, is there any proceeding threatened, by any governmental authority, which would cause the termination, suspension, cancellation or nonrenewal of any of the Licenses, or the imposition of any penalty or fine (that is material to the Company and its subsidiaries, taken as a whole) by any regulatory authority. No registrations, filings, applications, notices, transfers, consents, approvals, audits, qualifications, waivers or other action of any kind is required by virtue of the execution, delivery and performance of this Agreement, the Registration Rights Agreement and the Indenture by the Company and the consummation of the transactions contemplated hereby and thereby, and the issuance and delivery of the Securities, to avoid the loss of any such License, permit, consent, concession or other authorization or any asset, property or right pursuant to the terms thereof, or the violation or breach of any applicable law thereto.

               (hh) The Company has developed and implemented a plan (the

          "Company Y2K Plan") to ensure that all computer hardware and software
          -----------------
          used in and material to the business of the Company and its subsidiaries is designed to be Year 2000 Compliant. The Company Y2K Plan includes reasonable steps to determine whether the failure of any suppliers or customers with which the Company or any subsidiary has a material relationship to be Year 2000 Compliant would have or would reasonably be expected to have a Material Adverse Effect. Based on the foregoing, the Company believes that all computer applications (including those of the Company's suppliers, vendors and customers) that are material to its or any of its subsidiaries' business and operations are reasonably expected on a timely basis to be Year 2000 Compliant. For purposes of this subsection (hh), "Date Data" means any data of any kind that consists of date information or which is otherwise derived from, dependent on or related to date information; "Date-Sensitive System" means any software, microcode or hardware system or component, including any electronic or electronically controlled system or component that processes any Date Data and that is installed, in development or on order, for internal or external use, or the provision or operation of which provides a benefit to customers, vendors, suppliers or any other party; and "Year 2000 Compliant" means (i) with respect to Date Data, that such data is in proper format and (ii) with respect to Date-Sensitive Systems, that each such system accurately processes all Date Data, including for the twentieth and twenty-first centuries, without loss of any functionality or performance, including, without limitation, calculating, comparing, sequencing, storing and displaying such Date Data (including all leap year considerations), when used as a stand-alone system or in combination with other software or hardware. The matters set forth in this subsection (hh) are subject to disclosures relating to Year 2000 matters in the Offering Documents.

               (ii) The Company's public filings with the Commission since January 1, 1997, when they became effective or were filed with the Commission, as the case may be, did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and such filings when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable.

               (jj) There are no contracts, agreements or understandings between the Company and its subsidiaries and any other person that would give rise to a valid claim against the Company or any of its subsidiaries or the Initial Purchasers for a brokerage commission, finder's fee or like payment in connection with the issuance, purchase and sale of the Notes, except (A) pursuant to or contemplated by this Agreement and
          (B) contracts, agreements or understandings for the payment of a brokerage commission, finder's fee or like payment to the Initial Purchasers.

               (kk) (i) The Agreement and Plan of Reorganization, dated as of June 23, 1999 (the "Reorganization Agreement"), among, VoiceStream,
                              ------------------------
          Holdings and the Company is in full force and effect and no party to the Reorganization Agreement has sought to modify, amend or waive any of the provisions thereof, other than as disclosed to the Initial Purchasers, (ii) the representations and warranties of the Company contained in the Reorganization Agreement that spoke as of the date of the Reorganization Agreement were true and correct in all respects, the representations and warranties of the Company contained in the Reorganization Agreement that continue to speak as of the date hereof and as of the Closing Date, are true and correct in all respects and, to the best of the Company's knowledge, the representations and warranties of the other parties to the Reorganization Agreement are true and correct in all material respects, (iii) the Company is not, and to the best of the Company's knowledge, no other party to the Reorganization Agreement is in breach of any of the terms thereof and
          (iv) except as disclosed in or contemplated by the Reorganization Agreement, no consent, approval, authorization or order of, or filing or registration with, any court or governmental agency or body was required for the execution and delivery of, or is required for the performance of, the Reorganization Agreement by any of the parties to the

          Reorganization Agreement and the consummation of the transactions contemplated thereby.

               (ll) There are no contracts or other documents which would have been required under the Securities Act to have been described in a prospectus prepared as part of a Registration Statement on Form S-1 which have not been described in the Final Memorandum.

               (mm) Each of the subsidiaries listed on Exhibit B hereto is a Significant Subsidiary (as defined Section 16 hereto) of the Company and such subsidiaries are the only Significant Subsidiaries of the Company.

               (nn) Neither the Company nor any of its Affiliates or any person acting on its or their behalf (other than the Initial Purchasers, as to whom the Company makes no representation) has engaged or will engage in any directed selling efforts within the meaning of Regulation S under the Securities Act ("Regulation S") with respect to
                                                  ------------
          the Notes.

               (oo) The Notes offered and sold in reliance on Regulation S have been and will be offered and sold only in offshore transactions.

               (pp) The sale of the Notes pursuant to Regulation S is not part of a plan or scheme to evade the registration provisions of the Securities Act.

               (qq) The Company and its respective Affiliates and all persons acting on their behalf (other than the Initial Purchasers, as to whom the Company makes no representation) have complied with and will comply with the offering restrictions requirements of Regulation S in connection with the offering of the Notes outside the United States and, in connection therewith, the Final Memorandum will contain the disclosure required by Rule 902(g)(2).

               (rr) The Company is a "reporting issuer," as defined in Rule 902 under the Securities Act.

          The Company understands that the Initial Purchasers and, for purposes of the opinions to be delivered to the Initial Purchasers pursuant hereto, counsel to the Company and counsel to the Initial Purchasers will rely upon the accuracy and truth of the foregoing representations and the Company hereby consents to such reliance.

          2. Purchase of the Notes by the Initial Purchasers. (a) On the basis of the representations and warranties herein contained, and subject to the terms and conditions hereinafter set forth, the Company agrees to sell to the Initial Purchasers and the Initial Purchasers, severally and not jointly, agree to purchase from the Company, at a purchase price of 97.50% of the principal amount of Notes, the respective principal amount of Notes set forth opposite the name of each such Initial Purchaser in Schedule I hereto.

          (b) The Company shall not be obligated to deliver any of the Notes, except upon payment for all of the Notes to be purchased as hereinafter provided.

          3. Sale and Resale of the Notes by the Initial Purchasers. (a) The Initial Purchasers have advised the Company that they propose to offer the Notes for resale upon the terms and conditions set forth in this Agreement and in the Final Memorandum. The Initial Purchasers hereby represent and warrant to, and agree with, the Company that they (i) are purchasing the Notes pursuant to a private sale exempt from registration under the Securities Act, (ii) will not solicit offers for, or offer or sell, the Notes by means of any form of general solicitation or general advertising (as such terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act, (iii) with respect to Notes sold pursuant to Rule 144A under the Securities Act, as such rule may be amended from time to time ("Rule 144A"), they will solicit offers for the Notes only
                    ---------
from, and will offer, sell or deliver the Notes, as part of their initial resale, only to persons whom they reasonably believe to be qualified institutional buyers ("Qualified Institutional Buyers") as defined in Rule 144A
                       ------------------------------
or, if any such person is buying for one or more institutional accounts for which such person is acting as fiduciary or agent, only when such person has represented to them that each such account is a Qualified Institutional Buyer, to whom notice has been given that such sale or delivery is being made in reliance on Rule 144A, and (iv) with respect to Notes sold pursuant to Regulation S, (A) the Initial Purchasers and their Affiliates or any person acting on its or their behalf have not engaged or will not engage in any directed selling efforts within the meaning of Regulation S with respect to the Notes, (B) the Notes offered and sold by the Initial Purchasers pursuant hereto in reliance on Regulation S have been and will be offered and sold only in offshore transactions, (C) the sale of the Notes offered and sold by the Initial Purchasers pursuant hereto in reliance on Regulation S is not part of a plan or scheme to evade the registration provisions of the Securities Act (D) the Initial Purchasers agree that they have not offered or sold and will not offer or sell such Notes in the United States or to, or for the benefit or account of, a U.S. Person (their than a distributor), in each case, as defined in Rule 902 under the Act (x) as part of its distribution at any time and (y) otherwise until 40 days after the later of the commencement of the offering of the Notes pursuant hereto and the Closing Date, other than in accordance with Regulation S of the Securities Act or another exemption from the registration requirements of the Act and the Initial Purchasers agree that, during such 40-day distribution compliance period, they will not cause any advertisement with respect to the Notes (including any "tombstone" advertisement) to be published in any newspaper or periodical or posted in any public place and will not issue any circular relating to the Notes, except such advertisements as are permitted by and include the statements required by Regulation S and (E) the Initial Purchasers agree that, at or prior to confirmation of a sale of Notes by it to any distributor, dealer or person receiving a selling concession, fee or other remuneration during the 40-day distribution compliance period referred to in Rule 903(c)(2) under the Securities Act, it will send to such distributor, dealer or person receiving a selling concession, fee or other remuneration a confirmation or notice to substantially the following effect:

     "The Notes covered hereby have not been registered under the U.S. Securities Act of 1933, as amended (the "Securities Act"), and may not be
                                              --------------
     offered and sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of your distribution at any time or
     (ii) otherwise until 40 days after the later of the commencement of the Offering and the Closing Date, except in either case in accordance with Regulation S under the Securities Act (or Rule 144A or to Accredited Institutions in transactions that are exempt from the registration requirements of the Securities Act), and in connection with any subsequent sale by you of the Notes covered hereby in reliance on Regulation S during the period referred to above to any distributor, dealer or person receiving a selling concession, fee or other remuneration, you must deliver a notice to substantially the foregoing effect. Terms used above have the meanings assigned to them in Regulation S."

          (b) The Initial Purchasers understand that the Company, and for purposes of the opinions to be delivered to the Initial Purchasers pursuant hereto, counsel to the Company and counsel to the Initial Purchasers, will rely upon the accuracy and truth of the foregoing representations and the Initial Purchasers hereby consent to such reliance.

          4. Delivery of and Payment for the Notes. (a) Payment of the purchase price for, and delivery of, the Notes shall be made at the offices of Weil, Gotshal & Manges LLP, New York, New York, or at such other place as shall be agreed upon by the Company and you, at 9:30 a.m. (New York time), on September 23, 1999, or at such other time or date as you and the Company shall determine (such date and time of payment and delivery being herein called the

"Closing Date").
-------------

          (b) On the Closing Date, payment for the Notes shall be made in immediately available funds by wire transfer to such account as the Company shall specify prior to the Closing Date or by such means as the parties hereto shall agree prior to the Closing Date against delivery to you of the certificates evidencing the Notes. Upon delivery, the Notes shall be in definitive form and registered in such names and in such denominations as you shall request in writing not less than one full Business Day prior to the Closing Date. The certificates evidencing the Notes shall be delivered to you on the Closing Date for the account of the Initial Purchasers, with any transfer taxes payable in connection with the transfer of the Notes to the Initial Purchasers duly paid, against payment of the purchase price therefor. It is understood that Barclays has authorized Lehman Brothers, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Notes which it has agreed to acquire. Lehman Brothers, individually and not as a representative of Barclays, may (but shall not be obligated to) make payment of the purchase price for the Notes to be acquired by Barclays, if Barclays' wire transfer of immediately available funds has not been made by the Closing Date, but such payment shall not relieve Barclays from its obligations hereunder.

          5.  Further Agreements of the Company.  The Company further agrees:

               (a) To furnish to you, without charge, during the period referred to in paragraph (c) below, as many copies of the Final Memorandum and any supplements and amendments thereto as you may reasonably request.

               (b) Prior to making any amendment or supplement to the Final Memorandum, the Company shall furnish a copy thereof to the Initial Purchasers and counsel to the Initial Purchasers and will not effect any such amendment or supplement to which the Initial Purchasers shall reasonably object by notice to the Company after a reasonable period of review, which shall not in any case be longer than three Business Days after receipt of such copy.

               (c) If, at any time prior to completion of the distribution of the Notes by you to purchasers, any event shall occur or condition exist as a result of which it is necessary, in the opinion of counsel for you or counsel for the Company, to amend or supplement the Final Memorandum in order that the Final Memorandum will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in light of the circumstances existing at the time it is delivered to a purchaser, or if it is necessary to amend or supplement the Final Memorandum to comply with applicable law, to promptly prepare such amendment or supplement as may be necessary to correct such untrue statement or omission or so that the Final Memorandum, as so amended or supplemented, will comply with applicable law and to furnish you such number of copies as you may reasonably request.

               (d) So long as any of the Notes remain outstanding and is a "restricted security" within the meaning of Rule 144(a)(3) under the Securities Act during any period in which the Company is not subject to and in compliance with Section 13 or 15(d) of the Exchange Act, to furnish to holders of the Notes and prospective purchasers of the Notes designated by such holders, upon request of such holders or such prospective purchasers, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act.

               (e) For a period of five years following the date of the Final Memorandum, the Company shall furnish to the Initial Purchasers copies of all public reports and all reports and financial statements furnished by the Company to the principal national securities exchange upon which securities of the Company may be listed pursuant to requirements of or agreements with such exchange or to the Commission pursuant to the Exchange Act or any rule or regulation of the Commission thereunder.

               (f) Promptly from time to time to take such action as the Initial Purchasers may reasonably request to qualify the Notes for offering and sale under the securities laws of such jurisdictions as the Initial Purchasers may reasonably request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Notes; provided, however, that in no event will the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to service of process in suits, other than those arising out of the offering or sale of the Notes, in any jurisdiction where it is not now so subject. In each jurisdiction in which the Notes have been so qualified, the Company will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for so long as any of the Notes are outstanding. The Company will also supply the Initial Purchasers with such information as is necessary for the determination of the legality of the Notes for investment under the laws of such jurisdictions as the Initial Purchasers may reasonably request.

               (g) Not to offer, sell, contract to sell or otherwise dispose of any additional securities of the Company substantially similar to the Notes (but not including the Exchange Notes) or any securities convertible into or exchangeable for or that represent the right to receive any such similar securities, other than either the Notes to be sold hereunder or the Exchange Notes, without the consent (which consent shall not be unreasonably withheld) of the Initial Purchasers during the period beginning from the date of this Agreement and continuing for 180 days following the Closing Date.

               (h) To use its best efforts to permit the Notes to be designated Private Offerings, Resales and Trading through Automated Linkages Market ("PORTAL") securities in accordance with the rules and
                   ------
          regulations adopted by the National Association of Securities Dealers, Inc. relating to trading in the PORTAL Market and to permit the Notes to be eligible for clearance and settlement through The Depository Trust Company ("DTC").
                          ---

               (i) Except following the effectiveness of the Registration Statement (as defined in the Registration Rights Agreement), not to, and will cause its respective Affiliates not to, solicit any offer to buy or offer to sell the Notes by means of any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act.

               (j) Not to, and will cause its respective Affiliates not to, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Securities Act) in a transaction that could be integrated with the sale of the Notes in a manner that would require the registration under the Securities Act of the Notes.

               (k) To use reasonable best efforts to ensure that none of the Company or any subsidiary of the Company shall become an "investment company" within the meaning of such term under the Investment Company Act.

               (l) None of the Company, the Affiliates of the Company or any person acting on its or their behalf (other than the Initial Purchasers in connection with this Agreement) will engage in any directed selling efforts within the meaning of Regulation S, and each of the Company and the Affiliates of the Company and each person acting on its or their behalf (other than the Initial Purchasers in connection with this Agreement) will comply with the offering restrictions of Regulation S.

          6. Offering of Securities; Restrictions on Transfer. (a) Each Initial Purchaser, severally and not jointly, represents and warrants that it is a Qualified Institutional Buyer.

          7. Expenses. The Company agrees to pay all expenses incident to the performance of its obligations under this Agreement, including: (i) the costs incident to the authorization, issuance, sale and delivery of the Notes and any taxes payable in that connection; (ii) the costs incident to the preparation of the Offering Documents and any amendments or supplements thereto (exclusive of fees and expenses of counsel to the Initial Purchasers); (iii) the fees and disbursements of the Company's counsel and accountants; (iv) the qualification of the Notes under securities or Blue Sky laws, including filing fees and the reasonable fees and disbursements of counsel for the Initial Purchasers in connection therewith and in connection with the preparation of any Blue Sky or legal investment memoranda; (v) the printing and delivery to the Initial Purchasers in quantities as hereinabove stated of copies of the Offering Documents and any amendments or supplements thereto; (vi) the fees and expenses, if any, incurred in connection with the admission of the Notes for trading in PORTAL or any other appropriate market system; (vii) the costs and expenses of the Company relating to investor presentations on any "road show" undertaken in connection with the marketing of the Notes; and (viii) all other costs and expenses incident to the performance of the obligations of the Company hereunder.

          8. Conditions to the Initial Purchaser's Obligations. The obligations of the Initial Purchasers hereunder are subject to the accuracy, when made and on the Closing Date, of the representations and warranties of the Company contained herein, to the performance by the Company of its respective obligations hereunder, and to each of the following additional terms and conditions:

               (a) The Initial Purchasers shall not have discovered and disclosed to the Company on or prior to the Closing Date that the Final

          Memorandum or any amendment or supplement thereto contains any untrue statement of a fact which, in the opinion of Weil, Gotshal & Manges LLP, counsel for the Initial Purchasers, is material or omits to state any fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

               (b) All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Registration Rights Agreement, the Indenture, the Notes, the Offering Documents and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be satisfactory in all respects to counsel for the Initial Purchasers, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

               (c) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange or the American Stock Exchange or in the over-the-counter market shall have been suspended or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction,
          (ii) a banking moratorium shall have been declared by federal or New York state authorities, (iii) there shall have been a significant escalation in hostilities involving the United States or a declaration of a national emergency or war by the United States or (iv) there shall have occurred a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such) as to make it, in the reasonable judgment of the Initial Purchasers, impracticable or inadvisable to proceed with the offering or delivery of the Notes on the terms and in the manner contemplated in the Final Memorandum.

               (d) Piper & Marbury L.L.P. shall have furnished to the Initial Purchasers its written opinion, as counsel to the Company, addressed to the Initial Purchasers and dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers to the effect set forth in Exhibit C attached hereto.

               (e) You shall have received on the date hereof and on the Closing Date letters, dated the date hereof and the Closing Date, as the case may be, in form and substance reasonably satisfactory to you, from PricewaterhouseCoopers LLP, independent public accountants, containing statements and information with respect to the financial statements and certain financial information, including the financial information contained or referred to in the Final Memorandum, as identified by you.

               (f) The Company shall have furnished to the Initial Purchasers a certificate, dated the Closing Date, of the President or a Vice President of the Company and the Treasurer or its Acting Chief Financial Officer stating that:

                 (i) The representations, warranties and agreements of the
              Company in Section 1 hereof are true and correct as of the Closing Date and the Company has complied with all its agreements contained herein;

                 (ii) Neither the Company nor any of its subsidiaries has
              sustained, since the date of the latest audited financial statements included in the Final Memorandum, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree and since such date, there has not been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Final Memorandum; and

                 (iii) They have carefully examined the Offering Documents and, in their opinion (A) none of the Offering Documents, as of its date and as of the Closing Date, included or includes any untrue statement of a material fact or omitted or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (B) since the date of the Final Memorandum, no event has occurred which would have been required under the Securities Act to have been set forth in a supplement or amendment to the Final Memorandum if it had been a prospectus prepared as part of a Registration Statement on Form S-1.

               (g) (i) None of the Company or any of the subsidiaries of the Company shall have sustained, since the date of the latest audited financial statements included in the Final Memorandum, any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree or (ii) since such date there shall not have been any change in the capital stock or long-term debt of the Company or any of the subsidiaries of the Company or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and the subsidiaries of the Company taken as a whole, the effect of which, in any such case described in clause (i) or (ii), is, in the reasonable judgment of the Initial Purchasers, so material and adverse as to make it impracticable or inadvisable to proceed with the offering or the delivery of the Notes on the terms and in the manner contemplated in the Final Memorandum.

               (h) The Initial Purchasers shall have received on the Closing Date the Registration Rights Agreement executed by the Company.

               (i) Each of the Company and the Trustee shall have executed and delivered the Indenture and Company shall have executed and delivered and the Trustee shall have authenticated the Notes on or prior to the Closing Date.

               (j) The Initial Purchasers shall have received from Weil, Gotshal & Manges LLP, counsel to the Initial Purchasers, such opinion or opinions, dated the Closing Date, with respect to such matters as the Initial Purchasers may reasonably require, and the Company shall have furnished to such counsel such documents and information as they may reasonably request for the purpose of enabling them to pass upon such matters.

          All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Initial Purchasers.

          9. Indemnification and Contribution. (a) The Company shall indemnify and hold harmless each Initial Purchaser, its officers, directors, employees and agents and each person, if any, who controls any Initial Purchaser within the meaning of Section 15 of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Notes), to which such Initial Purchaser, officer, director, employee, agent or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in (A) the Preliminary Memorandum, the Final Memorandum or in any amendment or supplement thereto or (B) any blue sky application or other document prepared or executed by the Company (or based upon any written information furnished by the Company) specifically for the purpose of qualifying any or all of the Notes under the securities laws of any state or other jurisdiction (any such application, document or information being hereinafter called a "Blue Sky Application"), (ii)
                                                    --------------------
the omission or alleged omission to state in the Preliminary Memorandum, the Final Memorandum or in any amendment or supplement thereto, or in any Blue Sky Application any material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) any act or failure to act, or any alleged act or failure to act, by any Initial Purchaser in connection with, or relating in any manner to, the Notes or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon matters covered by clause (i) or (ii) above (provided that the Company shall not be liable in the case of any matter covered by this clause
(iii) to the extent that it is determined in a final judgment by a court of competent jurisdiction that such loss, claim, damage, liability or action resulted solely from any such act or failure to act undertaken or omitted to be taken by such Initial Purchaser through its gross negligence or wilful misconduct), and shall reimburse each Initial Purchaser and each such officer, director, employee, agent or controlling person promptly upon demand for any legal or other expenses reasonably incurred by that Initial Purchaser, officer, director, employee, agent or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in the Preliminary Memorandum, the Final Memorandum or in any such amendment or supplement, or in any Blue Sky Application in reliance upon and in conformity with the written information concerning such Initial Purchaser furnished to the Company by or on behalf of such Initial Purchaser specifically for inclusion therein which information consists solely of the information specified in
Section 9(e); provided, further, that the Company shall not be liable to any Initial Purchaser under the indemnity agreement in this paragraph (a) with respect to the Preliminary Memorandum to the extent that any such loss, claim, damage or liability of such Initial Purchaser results from the fact that such Initial Purchaser sold Notes to a person as to whom it is established that there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Final Memorandum, or of the Final Memorandum as then amended or supplemented, in any case where such delivery is required by the Securities Act if the Company has previously furnished copies thereof in sufficient quantity to that Initial Purchaser and the loss, claim, damage or liability of such Initial Purchaser results from an untrue statement or omission of a material fact contained in the Preliminary Offering Memorandum which was identified at such time to such Initial Purchaser and corrected in the Final Memorandum or in the Final Memorandum as then amended or supplemented. The foregoing indemnity agreement is in addition to any liability which the Company may otherwise have to any Initial Purchaser or to any officer, director, employee, agent or controlling person of that Initial Purchaser.

          (b) Each Initial Purchaser, severally and not jointly, shall indemnify and hold harmless the Company, its directors and officers, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company or any such director, officer or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in (A) the Preliminary Memorandum, the Final Memorandum or in any amendment or supplement thereto or (B) any Blue Sky Application or
(ii) the omission or alleged omission to state in the Preliminary Memorandum, the Final Memorandum or in any amendment or supplement thereto, or in any Blue Sky Application any material fact required to be stated therein or necessary to make the statements therein not misleading, but in the case of clauses (i) and (ii) only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with the written information concerning such Initial Purchaser furnished to the Company by or on behalf of that Initial Purchaser specifically for inclusion therein as set forth in Section 9(e), and shall reimburse the Company and any such director, officer or controlling person promptly on demand for any legal or other expenses reasonably incurred by the Company or any such director, officer or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability which any Initial Purchaser may otherwise have to the Company or any such director, officer or controlling person.

          (c) Promptly after receipt by an indemnified party under this Section 9 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 9, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 9 except to the extent the indemnifying party has been materially prejudiced by such failure and provided further that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under Section 9(a) or (b) hereof. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 9 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the Initial Purchasers shall have the right to employ separate counsel to represent jointly the Initial Purchaser and their respective directors, officers, employees, agents and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Initial Purchasers against the Company under this Section 9 if, in the reasonable judgment of the Initial Purchasers, it is advisable for the Initial Purchasers and those directors, officers, employees, agents and controlling persons to be jointly represented by separate counsel, and in that event the Company shall not have the right to direct the defense of such action on behalf of the Initial Purchasers with respect to such different defenses and the fees and expenses of such separate counsel shall be paid by the Company. No indemnifying party shall
(i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding, or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment in favor of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment in accordance with this Section 9.

          (d) If the indemnification provided for in this Section 9 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 9(a) or 9(b) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company, on the one hand, and the Initial Purchasers, on the other hand, from the offering of the Notes or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, on the one hand, and the Initial Purchasers, on the other hand, with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company, on the one hand, and the Initial Purchasers, on the other hand, with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Notes purchased under this Agreement (before deducting expenses) received by the Company, on the one hand, and the total purchase discounts and commissions received by the Initial Purchasers with respect to the Notes purchased under this Agreement, on the other hand, bear to the total gross proceeds from the offering of the Notes under this Agreement. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company, on the one hand, or the Initial Purchasers, on the other hand, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. Each of the Company and the Initial Purchasers agrees that it would not be just and equitable if contributions pursuant to this Section 9(d) were to be determined by pro rata allocation (even if either the Initial Purchasers or the Company, as the case may be, were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 9(d) shall be deemed to include, subject to limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 9(d), no Initial Purchaser shall be required to indemnify or contribute any amount in excess of the amount by which the proceeds received by the Initial Purchaser from an offering of the Notes exceeds the amount of any damages which the Initial Purchaser has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11 (f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 9 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity. The Initial Purchasers' obligations to contribute as provided in this Section 9(d) are several in proportion to their respective purchase obligations and not joint.

          (e) The Initial Purchasers severally confirm and the Company acknowledges that (i) the last paragraph on the cover page of, and (ii) the third to the last sentence of the sixth paragraph and the tenth paragraph, under the caption "Plan of Distribution" in, the Offering Documents are correct and constitute the only information concerning the Initial Purchasers furnished in writing to the Company by or on behalf of the Initial Purchasers specifically for inclusion in the Offering Documents.

          10.  Defaulting Initial Purchasers.

          If, on the Closing Date, any Initial Purchaser defaults in the performance of its obligations under this Agreement, the remaining non-defaulting Initial Purchaser, or those other initial purchasers satisfactory to the remaining non-defaulting Initial Purchaser who so agree, shall have the right, but shall not be obligated, to purchase, in such proportion as may be agreed upon among them, the aggregate principal amount of all of the Notes to be purchased on the Closing Date. If the remaining Initial Purchaser or other initial purchasers satisfactory to the remaining non-defaulting Initial Purchaser do not elect to purchase the aggregate principal amount of Notes which the defaulting Initial Purchaser agreed but failed to purchase on such Closing Date, this Agreement shall terminate without liability on the part of any non-defaulting Initial Purchaser or the Company, except that the Company will continue to be liable for the payment of expenses to the extent set forth in Sections 7 and 12. As used in this Agreement, the term "Initial Purchaser" includes, for all purposes of this Agreement unless the context requires otherwise, any party not listed in Schedule 1 hereto who, pursuant to this
Section 10, purchases Notes which a defaulting Initial Purchaser agreed but failed to purchase. Any action taken hereunder will not relieve a defaulting Initial Purchaser from liability in respect of any default by it under this Agreement.

          11. Termination. The obligations of the Initial Purchasers hereunder may be terminated by notice given to and received by the Company prior to delivery of and payment for the Notes if, prior to that time, any of the events described in Sections 8(c) or 8(g), shall have occurred or if the Initial Purchasers shall decline to purchase the Notes for any reason permitted under this Agreement.

          12. Reimbursement of Initial Purchasers' Expenses. If the Company shall fail to tender the Notes for delivery to the Initial Purchasers by reason of any failure, refusal or inability on the part of the Company to perform any agreement on its part to be performed, or because any other condition of the Initial Purchasers' obligations hereunder required to be fulfilled by the Company is not fulfilled, the Company will reimburse the Initial Purchasers for all reasonable out-of-pocket expenses (including fees and disbursements of counsel) incurred by the Initial Purchasers in connection with this Agreement and the proposed purchase of the Notes, and upon demand the Company shall pay the full amount thereof to the Initial Purchasers. If this Agreement is terminated pursuant to Section 10 by reason of the default of one or more Initial Purchasers, the Company shall not be obligated to reimburse any defaulting Initial Purchaser on account of those expenses.

          13. Notices, Etc. All statements, requests, notices and agreements hereunder shall be in writing, and:

          (a) if to the Initial Purchasers, shall be delivered or sent by mail, telex or facsimile transmission to Lehman Brothers Inc., Three World Financial Center, New York, New York 10285, Attention: High Yield Capital Markets (Fax:
212-526-3738), with a copy to Weil, Gotshal & Manges LLP, 767 Fifth Avenue, New York, New York 10153, Attention: Jeremy W. Dickens, Esq. (Fax: 212-310-8007); and

          (b) if to the Company, shall be delivered or sent by mail, telex or facsimile transmission to Omnipoint Corporation, 3 Bethesda Metro Center, Bethesda, MD 20814, Attention: Harry Plonskier (Fax: 301-951-2580), with a copy to Piper & Marbury L.L.P., 1200 Nineteenth Street, NW, Washington, DC 20026, Attention: Edwin M. Martin, Jr., Esq. (Fax: 202-223-2085).

Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof. The Company shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Initial Purchasers by Lehman Brothers Inc.

          14. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the Initial Purchasers, the Company, and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (x) the representations, warranties, indemnities and agreements of the Company contained in this Agreement shall also be deemed to be for the benefit of the officers, directors, employees and agents of the Initial Purchasers and the person or persons, if any, who control the Initial Purchasers within the meaning of
Section 15 of the Securities Act and (y) the indemnity agreement of the Initial Purchasers contained in Section 9(b) of this Agreement shall be deemed to be for the benefit of the officers and directors of the Company and the person or persons, if any, who control the Company within the meaning of Section 15 of the Securities Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 14, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

          15. Survival. The respective indemnities, representations, warranties and agreements of the Company and the Initial Purchasers contained in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Notes and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.

          16. Definition of the Terms "Business Day," "Subsidiary" and "Significant Subsidiary." For purposes of this Agreement, (a) "business day" means each Monday, Tuesday, Wednesday, Thursday or Friday which is not a day on which banking institutions in new York are generally authorized or obligated by law or executive order to close, (b) "subsidiary" has the meaning set forth in Rule 405 of the Rules and Regulations and (c) "Significant Subsidiary" has the meaning set forth in Rule 405 of the Rules and Regulations.

          17. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

          18. Counterparts. This Agreement may be executed in one or more counterparts, including facsimile counterparts, and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

          19. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

          20. Communications Act. Any action proposed to be taken by Initial Purchasers under this Agreement, the Registration Rights Agreement or the Indenture which would affect the operational, voting or other control of the Company shall be made pursuant to Section 310(d) of the Communications Act of 1934 (as amended), if applicable, applicable state law, and the applicable rules and regulations thereunder, and, if and to the extent required thereby, subject to the prior consent of the FCC or any applicable PUC.

          If the foregoing correctly sets forth the agreement between the Company and the Initial Purchasers, please indicate your acceptance in the space provided for that purpose below.

                              Very truly yours,

                              OMNIPOINT CORPORATION



                              By:  /s/ Douglas G. Smith
                                   -----------------------
                                   Name:  Douglas G. Smith
                                   Title:  President

Accepted:

LEHMAN BROTHERS INC.


By:  /s/ Raymond A. Cubero
     --------------------------
     Name:  Raymond A. Cubero
     Title:  Sr. Vice President

BARCLAYS CAPITAL INC.


By:  /s/ Michael Bloom
     --------------------
     Name:  Michael Bloom
     Title:  Director